EXHIBIT 10.10a


                              FIRST LEASE AMENDMENT

THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 25th day of September, 2000, by and between DUKE REALTY MINNESOTA, LLC, a Minnesota limited liability company ("Landlord"), and MEDGENESIS INC., a Minnesota corporation ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Landlord and Chronimed, Inc., as predecessor in interest to Tenant, entered into a certain lease dated October 27, 1998 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 25,420 rentable square feet of space (the "Original Premises") located in an office/warehouse building commonly known as Edina Interchange V, 5182 West 76th Street, Edina, Minnesota 55435; and

         WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 7,063 rentable square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Leased Premises"; and

         WHEREAS, Landlord and Tenant desire to extend the Lease Term for a period of three (3) years, eleven (11) months and seventeen (17) days; and

         WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion and extension and any other changes to the Lease;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

         1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

         2. Extension of Term. The Lease Term is hereby extended through October 31, 2005.

         3. Amendment of Article 1. Lease of Premises. Commencing October 1, 2000, Article 1, Section 1.01 of the Lease is hereby amended as follows:

         A. Leased Premises (shown cross-hatched on Amended Exhibit A attached hereto): Edina Interchange V, 5182 West 96th Street, Edina, Minnesota 55435;


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         B. Rentable Area: approximately 32,483 rentable square feet;

            Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent.

         C. Building Expense PercentageXXX%;

         D. Minimum Annual Rent:

                  10/01/00-09/30/01 $ XXX
                  10/01/01-10/31/01 $ XXX (1 month)
                  11/01/01-10/31/02 $ XXX
                  11/01/02-09/30/03 $ XXX (11 months)
                  10/01/03-09/30/05 $ XXX per year
                  10/01/05-10/31/05 $ XXX (1 month);

         E. Monthly Rental Installments:

                  10/01/00-10/31/01 $ XXX per month
                  11/01/01-09/30/03 $ XXX per month
                  10/01/03-10/31/05 $ XXX per month;

         I. Security Deposit: $XXX payable on or before November 14, 2001

         M. Addresses for payments and notices:

            Landlord:  Duke Realty Minnesota, LLC
                       1550 Utica Avenue South
                       Suite 120
                       Minneapolis, MN 55416

            With Payments to:  Duke Realty Minnesota, LLC
                               NW 7210
                               P.O. Box 1450
                               Minneapolis, MN 55485-7210

            Tenant:            MEDgenesis Inc.
                               5182 West 76th Street
                               Edina, MN 55435

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         4. Amendment of Section 2.02. Construction of Tenant Improvements.
Section 2.02 of the Lease is hereby deleted in its entirety and the following is substituted in lieu thereto:

Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto. It is understood and agreed that Tenant's contractor shall perform all work on the tenant finish improvements in the Leased Premises, at Tenant's sole cost. Such tenant finish improvements shall be constructed in accordance with Tenant's plans and specifications, which shall be mutually agreed upon by both Landlord and Tenant and attached hereto as Amended Exhibit B, in a good and workmanlike manner, in accordance with all applicable laws, regulations and building codes, with materials of an equal or greater quality than the Building standard materials and otherwise in accordance with the provisions of this Lease. Landlord shall have the right to approve Tenant's contractor and all subcontractors performing such work, which approval shall be based on price, quality of work and timeliness of performance, and all work shall be performed in accordance with Landlord's standard rules and requirements. Tenant shall pay Landlord a fee for its supervision of the project, including review and approval of space plans and construction documents, equal to three percent (3%) of the total project cost. Tenant shall provide Landlord with a complete cost breakdown for the work performed in the Leased Premises. Tenant agrees that all work on any subsequent tenant finish improvements shall be performed by Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord which shall receive a fee as Landlord's construction manager or general contractor, with the exclusion of Tenant's production areas.

         5. Amendment of Section 16.11. Option to Extend. Section 16.11 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

         6. Amendment of Section 16.12. Option to Terminate. Section 16.12 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

         7. Contingency. This Amendment is contingent upon (i) Tenant paying to Landlord XXX Dollars ($XXX) upon execution of this Amendment; (ii) Tenant paying a fee of XXX Dollars ($XXX) to Sunrise Vending, Incorporated upon execution hereof, pursuant to a separate agreement with Sunrise Vending, Incorporated in respect of Sunrise Vending, Incorporated's termination of the lease referred in subparagraph (iii.a) hereof and (iii) Landlord and Sunrise Vending, Incorporated entering into (a) a lease termination agreement for the Additional Space and (b) a new lease for approximately 7,426 rentable square feet located at Edina


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Interchange I both the lease termination and new lease to be executed on or before September 30, 2000. In the event these contingencies are not satisfied, upon written notice from Landlord, this Amendment shall be null and void and of no further force or effect.

         8. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         9. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         10. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         11. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

"Landlord"

DUKE REALTY MINNESOTA, LLC,

a Minnesota limited liability company


By:        /s/ James W. Gray
    ---------------------------------
    Chief Manager


"Tenant"

MEDGENESIS INC.,
a Minnesota corporation

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By:       /s/ Richard B. Thon
    ---------------------------------

Printed:      Richard B. Thon
         ----------------------------

Title:             CFO
       ------------------------------

STATE OF          MN          )
         --------------------
                              )SS:
COUNTY OF       Hennepin      )
          -------------------

Before me, a Notary Public in and for said County and State, personally appeared Richard Thon, by me known and by me known to be the CFO of MEDgenesis Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

WITNESS my hand and Notarial Seal this 25th of September, 2000.


       /s/ Mark Youngquist
-------------------------------------
   Notary Public

         Mark Youngquist
-------------------------------------
   (Printed Signature)


My Commission Expires:      1/31/05
                        --------------
My County of Residence:    Hennepin
                        --------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE

FOR AND IN CONSIDERATION of receipt of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CHRONIMED, INC., a Minnesota corporation (hereinafter referred to as "Assignor"), hereby assigns to MEDGENESIS INC., a Minnesota corporation (hereinafter referred to as "Assignee"), all of its right, title and interest in and to a certain Lease dated October 27, 1998 by and between Assignor, as "Tenant", and Duke Realty Minnesota, LLC, a Minnesota limited liability company, as "Landlord," for certain space

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described therein and more commonly known as Edina Interchange V, 5182 West 76th
Street, Edina, Minnesota 55435 (the "Lease").

Assignee hereby accepts this Assignment and Assumption of Lease and hereby agrees to be bound by all of the rights and obligations of Assignor as Tenant under the Lease and acknowledges that all provisions of the Lease remain in full force and effect. Assignor hereby acknowledges that this Assignment and Assumption of Lease does not relieve it from its liability under the terms and obligations of the Lease through November 14, 2001, the original date of termination of the Lease. This Assignment and Assumption of Lease shall not be construed to modify, waive, impair or affect any of the terms, provisions or conditions of the Lease.

This Assignment and Assumption of Lease shall not constitute a consent to any further assignment of the Lease or subletting of the premises demised thereby.

This Assignment and Assumption of Lease may be executed in two or more counterparts, each of which shall be deemed an original. All such counterparts shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  The effective date of this Assignment and Assumption of Lease shall be the date of execution hereof.

                  EXECUTED this 25th day of September, 2000.

                  "Assignor"

                  CHRONIMED, INC., a Minnesota corporation


                  By:         /s/ Kenneth S. Guenthner
                      --------------------------------------

                  Printed:        Kenneth S. Guenthner
                           ---------------------------------

                  Title:      Gen. Counsel & Secretary
                         -----------------------------------



                  "Assignee"

                  MEDGENESIS INC., a Minnesota corporation


                  By:          /s/ Richard B. Thon
                      -------------------------------------

                  Printed:         Richard B. Thon
                           --------------------------------

                  Title:               CFO
                         ----------------------------------

         STATE OF         MN        )
                   ----------------
                                    )SS:
         COUNTY OF     Hennepin     )
                   ----------------


                  Before me a Notary Public in and for said County and State, personally appeared Kenneth Guenthner, by me known and by me known to be the Gen. Counsel & Secretary of Chronimed, Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "Assignment and Assumption of Lease" on behalf of said corporation.

                  Witness my hand and Notarial Seal this 25th day of September, 2000.

                                      /s/ Mark Youngquist
                              ----------------------------------

         Notary Public

                    Mark Youngquist
         ------------------------------------
                 (Printed Signature)


         My Commission Expires:       1/31/05
                                 ----------------
         My County of Residence:     Hennepin
                                 ----------------

                  STATE OF      MN                           )
                             --------------------------------
                                                             )SS:
                  COUNTY OF    Hennepin                      )
                             --------------------------------

                  Before me, a Notary Public in and for said County and State, personally appeared Richard Thon, by me known and by me known to be the CFO of MEDgenesis Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

                  WITNESS my hand and Notarial Seal this 25th of September, 2000.


                                      /s/ Mark Youngquist
                              ----------------------------------
                                         Notary Public

                                       Mark Youngquist
                              ----------------------------------
                                    (Printed Signature)


                  My Commission Expires:      1/31/05
                                          ---------------
                  My County of Residence:    Hennepin
                                          ---------------

                             CONSENT AND ACCEPTANCE


         DUKE REALTY MINNESOTA, LLC, a Minnesota limited liability company, as Landlord under the Lease, hereby consents to the assignment of the Lease as set forth above; provided, however, that such assignment does not affect or release any liability of Assignor under the terms and obligations of the Lease except as may be otherwise specifically provided for in the above Assignment and Assumption.

         This Consent and Acceptance of the foregoing Assignment and Assumption of Lease shall not constitute a consent by Landlord to any further assignments of the entire or any portion of the Leased Premises.


         "landlord"

         DUKE REALTY MINNESOTA, LLC,
         a Minnesota limited liability company


         By:        /s/ James W. Gray
             ---------------------------------
                      Chief Manager